PRUDENTIAL FLEXGUARD®

FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)

Issued by

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 1, 2024

To

Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement describes certain changes and updates to your Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

(1) In the “Glossary of Terms” section of the Prospectus the definition of “Application Sign Date” is amended and restated, and the definition of “Spread” is added, as follows:

Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date. Please speak to your Financial Professional regarding exceptions that may apply.

Spread: On the Index Strategy End Date, the Spread reduces the value of positive Index Returns used in the calculation of Index Credits that may be applied to the Enhanced Cap Rate Index Strategy. The Spread percentage may vary by Index, Index Strategy Term, Cap Rate and Buffer. Multiple Spread options (known as Spread A and Spread B) with different Cap Rates may be offered with the same level of Buffer. Spreads, upon renewal, may be higher or lower than the initial Spread but will never be greater than the Guaranteed Maximum Spread. Renewal Spreads may differ from the Spreads used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Maximum Spread equals 3.00% for a one-year Index Strategy Term.

(2) The “Charges for Early Withdrawals” section of the table in the “Key Information” section of the Prospectus is amended and restated as follows:

Important Information You Should Consider About the Annuity
Fees and Expenses

Charges for Early Withdrawals	If you withdraw money from the Annuity within 6 years following your Annuity Issue Date or any additional Purchase Payments, you may be assessed a surrender charge. The maximum surrender charge is 8.0% of the Purchase Payment, and a surrender charge may be assessed up to 6 years after the Issue Date of your Annuity or any additional Purchase Payments. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal.
For more information on surrender charges, please refer to the “Fees, Charges and Deductions” section of this prospectus.

For more information on ongoing fees and expenses, please refer to the “Fee Table” section of this prospectus.

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(3) The “Restrictions” section of the table in the “Key Information” section of the Prospectus is amended and restated as follows:

Restrictions
Investments	We reserve the right to remove or substitute Portfolios as investment options. When investing in an Index Strategy, we reserve the right to change Cap Rates, Spreads, Participation Rates, Step Rates and Buffers at any time subject to Guaranteed Minimum Rates, Guaranteed Maximum Spreads and minimum Buffer level. Guaranteed Minimum Rates for each Index Strategy, Guaranteed Maximum Spreads for the Enhanced Cap Rate Index Strategy and the minimum Buffer level are disclosed in the “Glossary of Terms” section under the definitions of Cap Rates, Spreads, Participation Rates and Buffer. There is no guarantee that an Index Strategy will be available in the future.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to “Appendix A”, “Investment Options” and the “Financial Professional Permission To Forward Transaction Instructions” sections of this prospectus.
Optional Benefits	None.

(4) The “Fee Table” section of the Prospectus is amended and restated as follows:

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options, where applicable. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Fees, Charges and Deductions” section.

For Annuities with an Application Sign Date before July 1, 2024:

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)[1]	7.00%
Transfer Fee	None

1.	Withdrawal Charges in subsequent years*

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	7.0%
1 year old or older but not yet 2 years old	7.0%
2 years old or older but not yet 3 years old	6.0%
3 years old or older but not yet 4 years old	5.0%
4 years old or older but not yet 5 years old	4.0%
5 years old or older but not yet 6 years old	3.0%
6 years old or older	0.0%
*	The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment).CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.

For Annuities with an Application Sign Date on or after July 1, 2024:

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)[1]	8.00%
Transfer Fee	None

1.	Withdrawal Charges in subsequent years*

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Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	8.0%
1 year old or older but not yet 2 years old	8.0%
2 years old or older but not yet 3 years old	7.0%
3 years old or older but not yet 4 years old	6.0%
4 years old or older but not yet 5 years old	5.0%
5 years old or older but not yet 6 years old	4.0%
6 years old or older	0.0%
*	The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Annuity Expenses	Current	Maximum
Base Contract Expense (as a percentage of the net assets of the Variable Sub-accounts)[1,2]	1.30%[3]	1.30%

1.	Mortality & Expense Risk Charge and the Administration Charge.
2.	For Annuities with an Application Sign Date prior to January 18, 2022, the Base Contract Expense is currently waived for Account Value allocated to the PSF PGIM Government Money Market Portfolio – Class III (also referred to as the Holding Account). This waiver may be withdrawn at any time including without advance notice.
3.	For Net Purchase Payments equal to or greater than $1,000,000 the Base Contract Expense will be 1.20%.

The next item shows the maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. More information about the Portfolios, including their annual expenses, may be found in Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.58%	1.26%

Example

This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.

The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

For Annuities with an Application Sign Date before July 1, 2024:

Assuming Maximum Fees and Expenses of any of the Portfolios Available
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$9,611	$14,018	$17,680	$29,029

If you annuitize your annuity at the end of the applicable time period:	$2,611	$8,018	$13,680	$29,029

If you do not surrender your annuity at the end of the applicable time period:	$2,611	$8,018	$13,680	$29,029

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Assuming Minimum Fees and Expenses of any of the Portfolios Available
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$8,922	$11,944	$14,213	$22,073

If you annuitize your annuity at the end of the applicable time period:	$1,922	$5,944	$10,213	$22,073

If you do not surrender your annuity at the end of the applicable time period:	$1,922	$5,944	$10,213	$22,073

For Annuities with an Application Sign Date on or after July 1, 2024:

Assuming Maximum Fees and Expenses of any of the Portfolios Available
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$10,611	$15,018	$18,680	$29,029

If you annuitize your annuity at the end of the applicable time period:	$2,611	$8,018	$13,680	$29,029

If you do not surrender your annuity at the end of the applicable time period:	$2,611	$8,018	$13,680	$29,029

Assuming Minimum Fees and Expenses of any of the Portfolios Available
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$9,922	$12,944	$15,213	$22,073

If you annuitize your annuity at the end of the applicable time period:	$1,922	$5,944	$10,213	$22,073

If you do not surrender your annuity at the end of the applicable time period:	$1,922	$5,944	$10,213	$22,073

(5) In the “Investment Options” section of the Prospectus the following is amended and restated.

•	The last sentence of the first paragraph under INDEX STRATEGIES is restated as follows:

We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate, Step Rate Plus, Dual Directional and Enhanced Cap Rate.

•	The following is added under INDEX STRATEGIES following the description of the Dual Directional Index Strategy:

The Enhanced Cap Rate Index Strategy (only available to Annuities with an Application Sign Date on or after July 1, 2024) provides an Index Credit up to a Cap Rate.

1.	If the Index Return is positive and greater than or equal to the Cap Rate plus the Spread, the Index Credit is equal to the Cap Rate. If the Index Return is positive and greater than the Spread, but less than the Cap Rate plus the Spread, the Index Credit is equal to the Index Return minus the Spread. If the Index Return is greater than or equal to zero, and less than or equal to the Spread, the Index Credit is zero.
2.	If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
3.	Offers a level of protection with higher upside potential when compared to the Point-to-Point with Cap Index Strategy, in exchange for a Spread reduction on positive returns.

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•	The sixth paragraph under INDEX STRATEGIES is amended and restated as follows:

Not all Index Strategies will be available with all Indices, in all available Index Strategy Terms, and in all available Buffers. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time. New rates and Spreads will be set for Index Strategy Terms upon Index Anniversary Dates. These rates and Spreads may be different than rates and Spreads previously applied to your Annuity and from the current rates and Spreads that we are offering for newly issued contracts. We reserve the right to change rates, Spreads and Buffers at any time, subject to Guaranteed Minimum Rates, Guaranteed Maximum Spreads and minimum Buffer level. Guaranteed Minimum Rates for each Index Strategy, Guaranteed Maximum Spreads for the Enhanced Cap Rate Index Strategy and the minimum Buffer level are disclosed in the “Glossary of Terms” section under the definitions of each rate, Spread and Buffer. New Buffers may be offered as new Index Strategy Options. We currently offer one-year, three-year and six-year Index Strategy Terms. We currently offer Index Strategies based on six different Indices. We currently offer Index Strategies with 5%, 10%, 15%, 20%, 30% and 100% Buffers.  The Buffer is the amount of protected negative return. Any loss beyond the Buffer level reduces the Account Value allocated to the Index Strategy.

(6) In the “Fees, Charges and Deductions” section of the Prospectus, the Examples currently listed in the “Examples” subsection are applicable For Annuities with an application Sign Date before July 1, 2024. The following language is added to the “Examples” subsection:

For Annuities with an Application Sign Date on or after July 1, 2024

Example 1

Assume the following:

•	three years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
•	the Free Withdrawal Amount is $7,500 (10% of $75,000);
•	the applicable CDSC is 6%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the Free Withdrawal Amount. The remaining amount of your withdrawal is subject to the 6% CDSC. The CDSC in this example is 6% of $42,500, or $2,550.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. In a gross withdrawal scenario, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a net withdrawal scenario, you request a withdrawal for the exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested net withdrawal will be deducted from your Account Value if there is any CDSC and/or tax withholding. To make sure that you receive the net withdrawal amount, we first calculate the corresponding gross withdrawal amount, including the applicable CDSC and/or tax withholding. We then reduce the gross withdrawal by the Free Withdrawal amount before applying the applicable CDSC and/or tax withholding to the remaining amount. As a result, in this example, the total withdrawal amount will be greater for a net withdrawal as compared to a gross withdrawal for the same dollar amount requested.

•	If you request a gross withdrawal of $50,000, and without any consideration to tax withholding, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this example, the CDSC would equal $2,550 (($50,000 – the Free Withdrawal Amount of $7,500 = $42,500) × 0.06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Account Value after your withdrawal, we reduce your initial Account Value by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).
•	If you request a net withdrawal of $50,000, and without any consideration to tax withholding, we first determine the gross withdrawal amount that will need to be withdrawn in order to provide the requested payment amount. We do this by first subtracting the Free Withdrawal Amount from the net withdrawal amount and dividing the resulting amount by the result of 1 minus the early withdrawal fee. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order for you to receive the full $50,000 amount as a net withdrawal, we will deduct a gross withdrawal amount of $52,712.77 from your Account Value, resulting in a remaining Account Value of $32,287.23.

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Example 2

Assume the following:

•	two years after the gross withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);
•	the Free Withdrawal Amount is $7,500; and
•	the applicable CDSC in Annuity Year 5 is now 4%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Free Withdrawal Amount for that year. The remaining $2,500 is subject to the 4% CDSC or $100 and you will receive $9,900.

On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value.

To determine if CDSC applies to a partial withdrawal, we first determine if all Purchase Payments have been previously withdrawn. If so, no CDSC applies. If not:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to CDSC.
2.	Next determine what, if any, remaining amounts are in excess of the Free Withdrawal Amount. These amounts will be treated as withdrawals of Purchase Payments. These amounts may be subject to CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.	Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to CDSC.

CDSC is waived under the following circumstances, including but not limited to:

•	The Free Withdrawal Amount - withdrawals equal to or less than the stated Free Withdrawal Amount
•	RMD - as calculated by us, even those taken during the first contract year, and distributed through a program/process we support.
•	Required distributions from a Beneficiary Annuity that we calculate, even those taken during the first contract year, and distributed through a program/process we support.
•	Medically-Related Surrenders (MRS) - based on the Owner meeting the following conditions (or Annuitant if entity owned): a) fatally ill or b) confinement to a medical facility for 90 consecutive days following the Issue Date (State variations may apply).
a.	We define a medical facility as a facility recognized as a hospital or a long-term care facility or that is a nursing home facility with a 24- hour RN or LPN who controls all prescribed medications and daily medical records.
b.	We define fatal illness as a condition which results in death within 2 years for 80% of diagnosed cases.
c.	We allow for partial Medically Related Surrenders - we reserve the right in the contract to cap at a cumulative maximum of $500K per life, though this is not currently enforced.
d.	There is no cap on total Purchase Payments, i.e. the amount of Purchase Payments will not cause an Owner to be eligible for the waiver.

We will not discriminate unfairly between Annuity purchasers with respect to any CDSC waivers.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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